Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 548,800,000
Previously Paid Amount	0
Total Fee Amount	84,021.28
Total Offset Amount	0
Net Fee	$ 84,021.28